SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     FORM 8-K
                                  CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of report: December 19, 2001
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                       (Date of earliest event reported)

                             Law Companies Group, Inc.
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             (Exact name of Registrant as specified in its charter)

Georgia                               0-19239               58-0537111
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(State or other jurisdiction of       (Commission File      (I.R.S. Employer
incorporation or organization)         Number)               Identification No.)


1105 Sanctuary Parkway, Suite 300, Alpharetta, Georgia        30004
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(Address of principal executive offices)                     (Zip code)


                                (770) 360-0600
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                 (Registrant's telephone number including area code)

                                     N/A
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        (Former name and former address, if changed since last report)


Item 5.  Other Events

On December 19, 2001, Law Companies Group, Inc. ("Law") announced that its shareholders approved the merger agreement with MACTEC, Inc. ("MACTEC") which will result in each outstanding share of common stock and preferred cumulative convertible redeemable stock (collectively, the "Company Stock") being converted into the right to receive $23.50 in cash. Subject to the satisfaction of certain remaining closing conditions, the closing of the merger is scheduled to take place in late December to mid January.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Law Companies Group, Inc.

Date:  December 19, 2001                 By:  /s/ Robert B. Fooshee
                                              ----------------------
                                              Robert B. Fooshee
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer